Exhibit 99.1 Brookdale Announces Leadership Changes and Provides Preliminary Views on the Full Year 2022 Financial Expectations Nashville, Tenn., January 13, 2023 – Brookdale Senior Living Inc. (NYSE: BKD) (“Brookdale” or the “Company”) today announced leadership changes designed to maximize efficiencies. The Company also announced select changes to its full-year 2022 financial expectations based on its preliminary, unaudited results. The updated expectations are based on management’s estimates derived from the information available at this time and are subject to revision upon finalization of the Company’s year-end accounting and financial reporting processes and reviews, and completion of the annual audit. “Brookdale is a learning organization that continues to refine efforts to better support and serve our residents, associates, and shareholders,” said Lucinda (“Cindy”) Baier, Brookdale’s President and CEO. “We have demonstrated a successful growth strategy with our strong 2022 top-line growth. This week, we have taken meaningful actions to streamline our organization to drive improved efficiency and better align our expenses with revenue.” Leadership Changes Steven E. Swain, who serves as Brookdale’s Executive Vice President and Chief Financial Officer, will terminate employment effective February 24, 2023. Concurrently, Dawn L. Kussow, the Company’s Senior Vice President and Chief Accounting Officer, will be appointed Executive Vice President and Chief Financial Officer. She will also continue to serve as the Company’s principal accounting officer. Kevin W. Bowman, who served as Brookdale’s Executive Vice President – Community Operations, terminated employment effective January 12, 2023. Divisional Vice Presidents Laura E. Fischer and Benjamin J. Ricci will continue to lead the operations for the Company’s West and East Divisions, and each will now report directly to Ms. Baier. Richard (“Rick”) R. Wigginton has been promoted to Chief Sales Officer. These leadership changes are aligned with additional corporate and field optimizations that were recently implemented.

“I thank Steve and Kevin for their leadership and dedication to Brookdale over the years,” stated Ms. Baier. “With Dawn’s remarkable track record, Rick’s demonstrated success, and Laura and Ben’s deep operational experience, I am confident they will continue to provide excellent leadership and drive improved performance.” Financial Expectations Based on the Company’s preliminary, unaudited 2022 financial results, the Company expects:  Full-year guidance for RevPAR growth will be achieved;  Full-year Adjusted EBITDA will be modestly below the previously issued guidance range. Compared to the Company’s previous estimates, the Company now expects:  Total revenue and other operating income to exceed expectations;  Facility operating expenses to increase slightly above 1% in the fourth quarter relative to the third quarter, which compares to the Company’s prior expectation for slight sequential improvement versus the third quarter. Ms. Baier concluded, “I am pleased to announce that we continued strong revenue growth in the fourth quarter 2022. We are continuing to respond to a challenging labor market and faced the unexpected impact of winter storm Elliott. Our associates’ dedication to serving our residents continues to make me proud.” Cautionary Statement Regarding Forward-Looking Statements Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding Brookdale’s intent, belief or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “could,” “potential,” “intend,” “expect,” “estimate,” “believe,” “plan,” or other similar words or expressions, and include statements regarding the Company’s expected financial results, the Company’s operational initiatives and growth strategies and the Company’s expectations regarding their effect on our results. These forward-looking statements are based on certain assumptions and expectations, and Brookdale’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although Brookdale believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained, and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on Brookdale’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the impacts of the COVID-19 pandemic, including the response efforts of federal, state, and local government authorities, businesses, individuals, and the Company on the Company's business, results of operations, cash flow, revenue, expenses, liquidity, and its strategic initiatives, including plans for future growth, which will depend on many factors, some of which cannot be foreseen, including the duration, severity, and breadth of the pandemic and any resurgence or variants of the disease, the impact of COVID-19 on the nation’s economy and debt and equity markets and the local economies in the Company's markets, the development, availability, utilization, and efficacy of COVID-19 testing, therapeutic agents, and vaccines and the prioritization of such resources among businesses and demographic groups, government financial and regulatory relief efforts that may become available to business and individuals, including the Company's ability to qualify for and satisfy the terms and conditions of financial relief, perceptions regarding the safety of senior living communities during and after the pandemic, changes in demand for senior living communities and the Company's ability to adapt its sales and marketing efforts to meet that demand, the impact of COVID-19 on the Company's residents’ and their families’ ability to afford its resident fees, including due to changes in unemployment rates, consumer confidence, housing markets, and equity markets caused by COVID-19, changes in the acuity levels of the Company's new residents, the disproportionate impact of COVID-19 on seniors generally and those residing in the Company's communities, the duration and costs of the Company's response efforts, including increased equipment, supplies, labor, litigation, testing, vaccination clinic, health plan, and other expenses, greater use of contract labor and overtime due to COVID-19 and general labor market conditions, the impact of COVID-19 on the Company's ability to complete financings and refinancings of various assets, or other transactions or to generate sufficient cash flow to cover required debt, interest, and lease payments and to satisfy financial and other covenants in its debt and lease documents, increased regulatory requirements, including the costs of unfunded, mandatory testing of residents and associates and provision of test kits to the Company's health plan participants, increased enforcement actions resulting from COVID-19, government action that may limit the Company's collection or discharge efforts for delinquent accounts, and the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company's response efforts; events which adversely affect the ability of seniors to afford resident fees, including downturns in the economy, housing market, consumer confidence, or the equity markets and unemployment among resident family members; changes in reimbursement rates, methods, or timing under governmental reimbursement programs including the Medicare and Medicaid programs; the effects of senior housing construction and development, lower industry occupancy (including due to the pandemic), and increased competition; conditions of housing markets, regulatory changes, acts of nature, and the effects of climate change in geographic areas where the Company is concentrated; terminations of the Company's resident agreements and vacancies in the living spaces it leases, including due to the pandemic; failure to maintain the security and functionality of the Company's information systems, to prevent a cybersecurity attack or breach, or to comply with applicable privacy and consumer protection laws, including HIPAA; the Company's ability to complete its capital expenditures in accordance with its plans; the Company's ability to identify and pursue development, investment, and acquisition opportunities and its ability to successfully integrate acquisitions; competition for the acquisition of assets; the Company's ability to complete pending or expected disposition, acquisition, or other transactions on agreed upon terms or at all, including in respect of the satisfaction of closing conditions, the risk that regulatory approvals are not obtained or are subject to unanticipated conditions, and uncertainties as to the timing of closing, and the Company's ability to identify and pursue any such opportunities in the future; risks related to the implementation of the Company's strategy, including initiatives undertaken to execute on the Company's strategic priorities and their effect on its results; limits on the Company's ability to use net operating loss carryovers to reduce future tax payments; delays in obtaining regulatory approvals; disruptions in the financial markets or decreases in the appraised values or performance of the Company's communities that affect the Company's ability to obtain financing or extend or refinance debt as it matures and the Company's financing costs; the Company's ability to generate sufficient cash flow to cover required interest, principal, and long-term lease payments and to fund its planned capital projects; the effect of the Company's non-compliance with any of its debt or lease agreements (including the financial covenants contained therein), including the risk of lenders or lessors declaring a cross default in the event of the Company's non-compliance with any such agreements and the risk of loss of the Company's property securing leases and indebtedness due to any resulting lease terminations and foreclosure actions; the effect of the Company's indebtedness and long-term leases on the Company's liquidity and its ability to operate its business; increases in market interest rates that increase the costs of the Company's debt obligations; the Company's ability to obtain additional capital on terms acceptable to it; departures of key officers and potential disruption caused by changes in management; increased competition for, or a shortage of, associates (including due to the pandemic or general labor market conditions), wage pressures resulting from increased competition, low unemployment levels, minimum wage increases and changes in overtime laws, and union activity; environmental contamination at any of the Company's communities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against the Company, including putative class action complaints; the cost and difficulty of complying with increasing and evolving regulation; costs to respond to, and adverse determinations resulting from, government reviews, audits and investigations; changes in, or its failure to comply with, employment-related laws and regulations; unanticipated costs to comply with legislative or regulatory developments; the risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; the impact of seasonal contagious illness or an outbreak of COVID-19 or other contagious disease in the markets in which the Company operates; actions of activist stockholders, including a proxy contest; as well as other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including those set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management’s views as of the date of this press release. Brookdale cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward- looking statements to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. Non-GAAP Financial Measures This release refers to the financial measure Adjusted EBITDA, which is not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of this non-GAAP financial measure are intended to aid investors in better understanding the factors and trends affecting the Company’s performance. However, investors should not consider this non-GAAP financial measure as a substitute for financial measures determined in accordance with GAAP, including net income (loss). The Company cautions investors that amounts presented in accordance with the Company’s definitions of a non-GAAP financial measure may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. The Company urges investors to review the following definition of this non-GAAP financial measure. Adjusted EBITDA Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the period referenced herein, such other items include non-cash impairment charges, gain/loss on facility operating lease termination, operating lease expense adjustment, non-cash stock-based compensation expense, and transaction and organizational restructuring costs. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. The Company believes that presentation of Adjusted EBITDA as a performance measure is useful to investors because (i) it is one of the metrics used by the Company’s management for budgeting and other planning purposes, to review the Company’s historic and prospective core operating performance, and to make day-to-day operating decisions; (ii) it provides an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods; and (iii) the Company believes that this measure is used by research analysts and investors to evaluate the Company’s operating results and to value companies in its industry. Adjusted EBITDA has material limitations as a performance measure, including: (i) excluded interest and income tax are necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, goodwill, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility operating lease termination, or debt modification and extinguishment, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company’s operating results.

About Brookdale Senior Living Brookdale Senior Living Inc. is the nation’s premier operator of senior living communities. The Company is committed to its mission of enriching the lives of the people it serves with compassion, respect, excellence and integrity. The Company operates independent living, assisted living, memory care, and continuing care retirement communities. Through its comprehensive network, Brookdale helps to provide seniors with care and services in an environment that feels like home. The Company’s expertise in healthcare, hospitality and real estate provides residents with opportunities to improve wellness, pursue passions and stay connected with friends and loved ones. Brookdale operates and manages 673 communities in 41 states as of December 31, 2022, with the ability to serve more than 60,000 residents. Brookdale's stock trades on the New York Stock Exchange under the ticker symbol BKD. For more information, visit brookdale.com or connect with Brookdale on Facebook or Twitter. * * * Contact: Brookdale Senior Living Inc. Jessica Hazel Vice President, Investor Relations (615) 564-8104 Jessica.hazel@brookdale.com